Credit Suisse First Boston
Asset-Backed Securities
ABSC 2005-HE7
All records
2,455 records
Balance: 284,271,155
Home Equity Mortgage Loan Portfolio

Selection Criteria: All records
Table of Contents

1.

Remaining Balance

2.

FICO

3.

LTV

4.

Cash out

5.

2-4 Family

6.

Investment and 2nd Home

7.

State

8.

Documentation

9.

IO

10.

LIEN

11.

Loans with Silent Seconds

1. Remaining Balance

Remaining Balance	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
0.01 - 50000.00	795	21,151,733.41	26,605.95	7.44	10.485	225	640	94.47	94.52	40.50	63.75	99.07	61.61	0.00	35.51
50000.01 - 70000.00	230	13,700,043.21	59,565.41	4.82	9.458	287	606	84.38	86.01	36.83	37.87	99.07	74.62	0.50	47.93
70000.01 - 75000.00	58	4,239,296.10	73,091.31	1.49	8.991	301	619	86.99	88.73	37.00	34.63	100.00	74.02	5.11	46.72
75000.01 - 100000.00	294	25,694,866.62	87,397.51	9.04	8.674	314	613	85.42	88.35	39.60	43.27	98.56	73.82	4.36	43.97
100000.01 - 200000.00	644	90,328,252.09	140,261.26	31.78	7.697	351	610	82.77	87.81	39.89	45.48	99.73	69.27	16.26	45.71
200000.01 - 300000.00	259	62,936,783.81	242,999.17	22.14	7.306	355	604	81.89	85.66	40.36	30.29	100.00	68.29	21.61	59.24
300000.01 - 400000.00	119	41,380,477.96	347,735.11	14.56	7.110	357	616	81.05	85.87	41.84	19.54	99.08	76.02	28.47	58.87
400000.01 - 500000.00	54	23,771,183.63	440,207.10	8.36	6.824	356	622	84.07	88.84	42.60	33.41	100.00	77.08	45.03	47.46
500000.01 - 1000000.00	2	1,068,518.01	534,259.01	0.38	6.047	358	648	85.23	93.11	45.98	0.00	100.00	47.52	0.00	0.00
Total:	2,455	284,271,154.84	115,792.73	100.00	7.846	337	613	83.70	87.63	40.36	37.79	99.54	70.78	18.35	49.80

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2. FICO

FICO	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
<= 599	848	113,519,839.17	133,867.73	39.93	8.012	351	558	75.36	76.46	38.54	22.94	99.24	77.16	5.13	69.54
600 - 619	272	36,408,611.78	133,855.19	12.81	7.648	350	610	88.92	93.10	41.38	59.15	100.00	72.92	21.50	45.96
620 - 639	383	39,124,044.32	102,151.55	13.76	7.837	327	629	89.74	95.03	41.19	56.79	100.00	67.05	25.25	43.02
640 - 659	388	38,920,993.46	100,311.84	13.69	7.658	325	649	89.22	94.91	41.98	43.05	100.00	65.11	24.28	39.06
660 - 679	250	27,125,320.29	108,501.28	9.54	7.899	315	669	89.89	95.93	41.46	44.88	99.71	62.29	30.05	30.74
680 - 699	156	14,555,075.72	93,301.77	5.12	7.829	308	689	89.15	97.13	42.18	30.48	99.01	58.82	38.41	20.59
700 - 719	80	7,437,825.20	92,972.82	2.62	7.768	317	710	87.68	95.91	41.70	29.82	99.10	70.60	31.33	22.26
720 >=	78	7,179,444.90	92,044.17	2.53	7.200	325	745	87.55	97.63	41.19	28.65	97.70	66.42	43.46	11.99
Total:	2,455	284,271,154.84	115,792.73	100.00	7.846	337	613	83.70	87.63	40.36	37.79	99.54	70.78	18.35	49.80

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3. LTV

LTV	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
< 80.00	458	65,515,477.61	143,046.89	23.05	8.109	349	554	66.65	67.02	37.86	2.92	98.68	83.29	3.84	84.47
= 80.00	343	58,142,946.89	169,512.96	20.45	6.826	357	640	80.00	95.84	41.58	33.69	100.00	58.04	52.47	11.65
80.01 - 85.00	193	35,571,102.70	184,306.23	12.51	7.415	355	609	83.63	84.25	38.22	7.97	99.60	77.56	18.89	72.44
85.01 - 90.00	289	46,698,935.49	161,588.01	16.43	7.362	354	618	88.63	91.83	40.83	49.43	99.33	63.09	25.93	38.77
90.01 - 95.00	185	24,781,392.26	133,953.47	8.72	7.596	341	621	93.70	93.78	41.25	81.00	100.00	79.49	1.31	55.42
95.01 - 100.00	987	53,561,299.89	54,266.77	18.84	9.453	270	650	99.67	99.67	42.67	74.57	100.00	67.45	0.00	40.79
Total:	2,455	284,271,154.84	115,792.73	100.00	7.846	337	613	83.70	87.63	40.36	37.79	99.54	70.78	18.35	49.80

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4. Cash out

Cash out	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
Refinance - Cash Out	1,025	141,566,009.19	138,113.18	49.80	8.020	345	593	80.36	80.36	38.53	24.21	99.70	85.53	4.59	100.00
Other	1,430	142,705,145.65	99,793.81	50.20	7.673	329	633	87.01	94.85	42.17	51.27	99.37	56.14	32.01	0.00
Total:	2,455	284,271,154.84	115,792.73	100.00	7.846	337	613	83.70	87.63	40.36	37.79	99.54	70.78	18.35	49.80

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5. 2-4 Family

2-4 Family	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
2-4 Family	5	1,004,786.94	200,957.39	0.35	8.585	355	603	78.06	78.06	44.84	30.19	100.00	0.00	0.00	80.81
Other	2,450	283,266,367.90	115,618.93	99.65	7.843	337	613	83.72	87.67	40.34	37.82	99.53	71.03	18.42	49.69
Total:	2,455	284,271,154.84	115,792.73	100.00	7.846	337	613	83.70	87.63	40.36	37.79	99.54	70.78	18.35	49.80

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6. Investment and 2nd Home

Investment and 2nd Home	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
Investment/Second Home	14	1,320,342.57	94,310.18	0.46	8.868	356	604	65.72	65.72	30.38	0.00	0.00	58.88	0.00	31.90
Other	2,441	282,950,812.27	115,915.94	99.54	7.841	337	613	83.78	87.73	40.40	37.97	100.00	70.83	18.44	49.88
Total:	2,455	284,271,154.84	115,792.73	100.00	7.846	337	613	83.70	87.63	40.36	37.79	99.54	70.78	18.35	49.80

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7. State

State	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
California	366	77,558,644.65	211,908.87	27.28	7.207	336	621	82.15	87.12	42.09	26.25	99.85	81.00	32.38	47.66
Georgia	76	6,348,474.68	83,532.56	2.23	8.578	327	607	87.32	91.34	38.97	58.15	100.00	59.72	27.93	52.89
Massachusetts	29	5,236,543.06	180,570.45	1.84	7.943	344	604	84.63	86.41	40.38	31.23	100.00	78.80	14.10	62.62
New York	65	10,632,603.63	163,578.52	3.74	8.563	343	599	79.30	79.89	38.90	30.14	100.00	97.38	0.00	76.66
Other	1,919	184,494,888.82	96,141.16	64.90	8.045	337	611	84.45	88.20	39.76	42.57	99.35	65.10	13.31	48.68
Total:	2,455	284,271,154.84	115,792.73	100.00	7.846	337	613	83.70	87.63	40.36	37.79	99.54	70.78	18.35	49.80

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8. Documentation

Documentation	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
Stated/Limited	1,238	176,838,902.47	142,842.41	62.21	7.775	341	605	78.70	82.02	38.90	0.00	99.25	73.27	17.84	60.68
Other	1,217	107,432,252.37	88,276.30	37.79	7.962	331	625	91.92	96.87	42.75	100.00	100.00	66.66	19.20	31.90
Total:	2,455	284,271,154.84	115,792.73	100.00	7.846	337	613	83.70	87.63	40.36	37.79	99.54	70.78	18.35	49.80

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9. IO

IO	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
N	2,221	232,096,465.54	104,500.88	81.65	8.129	332	605	84.00	85.88	39.84	37.40	99.43	75.05	0.00	58.19
Y	234	52,174,689.30	222,968.76	18.35	6.586	357	648	82.35	95.43	42.64	39.54	100.00	51.76	100.00	12.46
Total:	2,455	284,271,154.84	115,792.73	100.00	7.846	337	613	83.70	87.63	40.36	37.79	99.54	70.78	18.35	49.80

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10. LIEN

LIEN	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
1	1,502	249,660,399.66	166,218.64	87.82	7.470	355	608	81.83	86.31	40.11	35.76	99.47	72.69	20.90	52.83
2	953	34,610,755.18	36,317.69	12.18	10.555	207	652	97.17	97.17	42.16	52.48	100.00	56.94	0.00	27.96
Total:	2,455	284,271,154.84	115,792.73	100.00	7.846	337	613	83.70	87.63	40.36	37.79	99.54	70.78	18.35	49.80

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11. Loans with Silent Seconds

Loans with Silent Seconds	Number of Loans	Balance	Avg Balance	% of group balance	WAC	WARM	FICO	LTV	CLTV	DTI	% of full doc	% of Primary Owner (excluding second homes)	% Single Family	% IO Loans	% Cashout
N	2,061	217,570,918.12	105,565.71	76.54	8.191	331	604	84.05	84.05	39.46	32.83	99.39	77.96	5.58	65.07
Y	394	66,700,236.72	169,289.94	23.46	6.719	357	644	82.54	99.31	43.27	53.98	100.00	47.33	60.02	0.00
Total:	2,455	284,271,154.84	115,792.73	100.00	7.846	337	613	83.70	87.63	40.36	37.79	99.54	70.78	18.35	49.80

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Jul 14, 2005 19:19

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